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EXHIBIT 32.1

                  CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICERS
                           AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report on Form 10-QSB of SSP Solutions, Inc. (the "Company") for the quarterly period ended June 30, 2003 (the "Report"), each of the undersigned hereby certifies in his capacity as Co-Chief Executive Officer and Chief Financial Officer of the Company, respectively, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 19, 2003                      By: /s/ MARVIN J. WINKLER
                                               ---------------------------------
                                                 Marvin J. Winkler
                                                 Co-Chief Executive Officer
                                                 (principal executive officer)

Dated: August 19, 2003                      By: /s/ KRIS SHAH
                                               ---------------------------------
                                                 Kris Shah
                                                 Co-Chief Executive Officer
                                                 (principal executive officer)

Dated: August 19, 2003                      By: /s/ THOMAS E. SCHIFF
                                               ---------------------------------
                                                 Thomas E. Schiff
                                                 Chief Financial Officer
                                                 (principal financial officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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